UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2024

ROSE HILL ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40900	N/A
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

981 Davis Drive NW, Atlanta, GA 30327
(Address of principal executive offices) (Zip Code)

(607) 279 2371
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03	Bankruptcy or Receivership.

As previously disclosed, Rose Hill Acquisition Corporation (the “Company”) filed a winding up petition in the Grand Court of the Cayman Islands (the “Court”) on January 11, 2024 to effectuate the Company’s orderly liquidation (i.e. to gather and distribute the assets to the relevant stakeholders within a reasonable amount of time after the Termination Date set forth in the Company’s Amended and Restated Articles of Association (the “AoA”) at the direction of an appointed liquidator) under the supervision of the Court and in accordance with its AoA and the applicable laws of the Cayman Islands.  Following advice from the Company’s Cayman Islands counsel, it was determined that in light of the impossibility of completing an initial business combination by January 18, 2024, and in light of the provisions in the Company’s AoA, the Company’s winding up should be pursued at the earliest opportunity.

On February 5, 2024, a hearing was held by the Court and the Court issued a Winding Up Order for the Company to be wound up (the “Winding Up”) pursuant to Part V of the Cayman Islands Companies Act (2023 Revision). The Court appointed Michael Green and Grant Hiley of Deloitte & Touche LLP at P.O. Box 1787, Grand Cayman KY1-1109, Cayman Islands as Official Liquidators of the Company.

All queries in relation to the liquidation and winding up of the Company should be directed to rhliquidation@deloitte.com.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Winding Up, effective on February 9, 2024, each of Felipe C. Canales, Marco A. Simental, Albert G. Hill, IV, Juan Jose Rosas, Katia Bouzza, Mario Fleck, Juan Manuel Fernandez, Felipe Morris, Christian Moreno, and Pedro Molina informed the Company of their intention to resign as directors of the Company, effective immediately. Mr. Canales and Mr. Simental also informed the Company of their intention to resign as the Co-Chief Executive Officers of the Company, effective immediately. In addition, Mr. Hill, IV, and Mr. Rosas informed the Company of their intention to resign as the Co-Chief Financial Officers of the Company, effective immediately. Further, on February 12, 2024, Jose I. Mujica informed the Company of his intention to resign as Chief Strategy Officer of the Company, effective immediately.

None of the above resignations was due to any disagreement with the Company. Following such resignations, there are no longer any directors or executive officers of the Company.

Mr. Green and Mr. Hiley, as the Official Liquidators of the Company, will make all decisions relating to the liquidation and winding up of the Company pursuant to the Winding Up Order described in Item 1.03 of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSE HILL ACQUISITION CORPORATION

By:	/s/ Michael Green
Name: Michael Green
Title: Liquidator

Date: February 13, 2024